UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 10, 2008

First Clover Leaf Financial Corp.
__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	0-50820	20-4797391
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6814 Goshen Road, Edwardsville, Illinois		62025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(618) 656-6122

Not Applicable
______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On October 10, 2008, First Clover Leaf Financial Corp. (“First Clover Leaf”), the holding company of First Clover Leaf Bank (“FCL Bank”), a federal savings bank located in Edwardsville, Illinois, completed its acquisition of Partners Financial Holdings Inc. (“Partners”), the holding company of Partners Bank (“Partners Bank”), an Illinois state bank located in Glen Carbon, Illinois, by way of a merger of Partners with and into First Clover Leaf with First Clover Leaf being the surviving corporation in the merger. In connection with the acquisition, Partners Bank was merged with and into FCL Bank with FCL Bank as the surviving institution.

The purpose of this amendment is solely to furnish the items required by Item 9.01(a) and (b).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The historical financial statements of Partners required to be filed by this Item have previously been filed as Annex F of the Registration Statement on Form S-4, as amended (No. 333-151717), and are hereby incorporated by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements attached as Exhibit 99 (“pro forma financial statements”) are based on the historical consolidated financial statements of First Clover Leaf and Partners and have been prepared to illustrate the effect of the acquisition.

The unaudited pro forma balance sheet as of September 30, 2008 is based on the unaudited historical consolidated balance sheets of First Clover Leaf and Partners at that date, assuming that the acquisition had been consummated on September 30, 2008 and accounted for using the purchase method of accounting.

The unaudited condensed pro forma statements of income reflect the combination of the historical results of operations of First Clover Leaf and Partners for the year ended December 31, 2007 and the nine months ended September 30, 2008. The unaudited condensed pro forma statements of income give effect to the acquisition using the purchase method of accounting and assume that the acquisition occurred as of the beginning of the respective periods presented.

These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and related notes contained in First Clover Leaf’s December 31, 2007 Form 10-KSB and September 30, 2008 Form 10-Q; and in Partners Bank’s September 30, 2008 Call Report filed with the Federal Deposit Insurance Corporation.

The combined company expects to achieve benefits from the acquisition, including operating cost savings and revenue enhancements. These pro forma financial statements do not reflect any potential cost savings or revenue enhancements that are expected to result from the combination of the operations of First Clover Leaf and Partners and, accordingly, may not be indicative of the results of future operations. No assurances can be given with respect to the ultimate level of cost savings or revenue enhancements to be realized. As a result, these pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the acquisition in fact occurred on the date indicated, nor do they purport to be indicative of the results of operations or financial condition that may be achieved in the future by the combined company.

(c) Shell Company Transaction.  Not applicable.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99	Unaudited Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CLOVER LEAF FINANCIAL CORP.

Date: December 22, 2008	By:	/s/ Dennis M. Terry
Name: Dennis M. Terry
Title: President and Chief Executive Officer

EXHIBIT INDEX

The following exhibits are filed as part of this Report:

Exhibit No.	Description of Exhibit
99	Unaudited Pro Forma Financial Statements